UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2001


                           ACCENT COLOR SCIENCES, INC.
             (Exact name of Registrant as specified in its charter)


    CONNECTICUT                      0-29048                      06-1380314
  (State or other            (Commission File Number)           (IRS Employer
  jurisdiction of                                               Identification
   incorporation)                                                   Number)


  800 Connecticut Boulevard, East Hartford, Connecticut               06108
    (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:    (860) 610-4000

                                       N/A
          (Former name or former address, if changed since last report)



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Item 3. Bankruptcy or Receivership.

     On June 29, 2001, Accent Color Sciences, Inc. (OTC Bulletin Board: ACLR) filed a voluntary petition under Chapter 7 of the United States Bankruptcy Code for the company in the U.S. Bankruptcy Court for the District of Connecticut. No trustee or examiner has yet been appointed in the case.

Item 7. Financial Statements and Exhibits

     (a)  Exhibits. None.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ACCENT COLOR SCIENCES, INC.
                                         a Connecticut corporation



Date:  June 29, 2001                     By:  /s/ Richard J. Coburn
                                              ----------------------------------
                                              Name: Richard J. Coburn
                                              Title: Chairman



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